SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 1, 2002

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                    02-020992               04-2842217
         --------                    ---------              ------------
(State or other jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File number)         Identification No.)


          1700 Westlake Ave N. #500
             Seattle, Washington                        98109-3044
             -------------------                        ----------
            (Address of principal                       (Zip Code)
             executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code


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Item 5.   Other  Events
-----------------------

     On August 1, 2002, Insightful Corporation, a Delaware corporation, acknowledged receipt of the resignation of Charles F. Digate, a Director. The resignation coincides with the conclusion of an 18-month severance period following Mr. Digate's resignation as CEO of the company on January 31, 2001. As of the date of this filing there were no disagreements between Mr. Digate and Insightful Corporation on any matter relating to the company's operations, policies or practices.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INSIGHTFUL  CORPORATION



August 1, 2002                               By:  /s/  Shawn F. Javid
                                                --------------------------
                                                Shawn F. Javid
                                                Chief Executive Officer


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